UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21769
Highland Special Situations Fund
(Exact name of registrant as specified in charter)
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Address of principal executive offices) (Zip code)
James D. Dondero
Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Name and address of agent for service)
Registrant’s telephone number, including area code: (877) 665-1287
Date of fiscal year end: December 31
Date of reporting period: December 31, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
Highland Special Situations Fund
Annual Report
December 31, 2008

Highland Special Situations Fund
TABLE OF CONTENTS

Portfolio Manager’s Letter	1
Fund Profile	2
Financial Statements	3
Investment Portfolio	4
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Statement of Cash Flows	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	20
Additional Information	21
Important Information About This Report	25
Economic and market conditions change frequently.
There is no assurance that the trends described in this report will continue or commence.
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PORTFOLIO MANAGERS’ LETTER
Highland Special Situations Fund
Dear Shareholder:
We are pleased to provide you with our report for Highland Special Situations Fund (the “Fund”) for the year ended December 31, 2008. On December 31, 2008 the net asset value of the Fund was $4.94 per share, as compared to $13.81 on December 31, 2007. During the year ended December 31, 2008, the Fund declared distributions to common shareholders of $2.16 per share.
The Fund’s Investments:
The total return, assuming reinvestment of distributions, for the year ended December 31, 2008, was (48.58%).
Fund Data:
As of December 31, 2008, the Fund’s investment portfolio, exclusive of cash and cash equivalents, was allocated as follows:
Distribution Declarations:
On December 22, 2008, the Fund’s Board of Trustees declared an annual distribution of $2.16 per common share, comprised of $0.61 per share of ordinary income, and $1.55 per share of long-term capital gains.
Respectively submitted,

Brad Borud	Greg Stuecheli
Portfolio Manager	Portfolio Manager
Brad Borud and Greg Stuecheli have been portfolio managers of the Fund since April 1, 2008.
Past performance does not guarantee future results. Performance during the time period shown is limited and may not reflect the performance in different economic and market cycles. There can be no assurance that similar performance will be experienced. Annualized total return is calculated by PNC Global Investment Servicing (U.S.), Inc. The calculation assumes reinvestment of distributions and other income.
Annual Report | 1

FUND PROFILE
Highland Special Situations Fund
Objective
Highland Special Situations Fund (the “Fund”) seeks to achieve high total returns while minimizing losses.
Total Net Assets of Common Shares as of December 31, 2008
$30.0 million
Portfolio Data as of December 31, 2008
The information below provides a snapshot of the Fund at the end of the reporting period. The Fund is actively managed and the composition of its portfolio will change over time.

Quality Breakdown as of 12/31/08 (%)*
B	39.2
Ba	2.8
Ca	5.5
Caa	28.2
NR	24.3

Top 5 Sectors as of 12/31/08 (%)*
Healthcare	19.3
Housing	11.8
Service	9.9
Energy	5.7
Financial	2.7

Top 10 Holdings as of 12/31/08 (%)*
Thermo Fluids (Northwest), Inc. (Senior Loans)	6.3
Trussway Industries, Inc. (Senior Loans)	6.1
Trussway Industries, Inc. (Common Stock)	4.1
Teva Pharmaceutical Industries Ltd., SP ADR (Common Stock)	3.6
Safety-Kleen Systems, Inc. (Common Stock)	3.6
Genesys Ltd. (Common Stock)	3.1
Green Valley Ranch Gaming, LLC (Senior Loans)	3.1
Energy XXI Gulf Coast, Inc. (Corporate Notes and Bonds)	2.9
Venoco, Inc. (Senior Loans)	2.9
TCD PhaRMA (Corporate Notes and Bonds)	2.8

*	Quality is calculated as a percentage of total senior loans and corporate notes and bonds. Sectors and holdings are calculated as a percentage of total assets applicable to common shareholders.
2 | Annual Report

FINANCIAL STATEMENTS
Highland Special Situations Fund
A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details all of the Fund’s holdings and their value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and common share price as of the last day of the reporting period. Net assets are calculated by subtracting all the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value for common shares is calculated by dividing net assets for that class by the number of common shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the Fund and the expenses accrued by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period, any unrealized gains or losses recognized over the period as well as any distributions to preferred shareholders. The total of these results represents the Fund’s net increase or decrease in net assets from operations applicable to common shareholders.

Statements of Changes in Net Assets	These statements demonstrate how the Fund’s net assets were affected by its operating results, distributions to common shareholders and shareholder transactions from common shares (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statements of Changes in Net Assets also detail changes in the number of common shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per common share was affected by the Fund’s operating results. The Financial Highlights also disclose the performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.
Annual Report | 3

INVESTMENT PORTFOLIO

As of December 31, 2008	Highland Special Situations Fund

Principal Amount ($)		Value ($)
Senior Loans (a) — 45.8%

Aerospace — 2.1%
	US Airways Group, Inc.
1,494,949	Term Loan, 2.97%, 03/21/14	630,689

Chemicals — 2.4%
	Tronox Worldwide, LLC
909,600	Revolver, 6.24%, 11/28/10 (b)	718,584

Energy — 4.4%
	Venoco, Inc.
2,000,000	Second Lien Term Loan, 6.25%, 05/07/14	1,320,000

Forest Products/Containers — 2.1%
	Boise Paper Holdings, LLC
2,500,000	Second Lien Term Loan, 9.25%, 02/23/15	625,000

Gaming/Leisure — 4.7%
	Green Valley Ranch Gaming, LLC
3,398,246	New Term Loan, 4.25%, 02/16/14	1,417,069

Healthcare — 3.7%
	LifeCare Holdings
1,959,494	Term Loan, 7.67%, 08/11/12	1,104,665

Housing — 9.4%
	Trussway Industries, Inc.
4,528,036	Term Loan, 3.97%, 05/31/09 (c) (d)	2,823,683

Service — 9.7%
	Thermo Fluids (Northwest), Inc.
4,482,718	Tranche B Term Loan, 6.36%, 06/27/13	2,913,767

Transportation — Automotive — 3.8%
	Motor Coach Industries International, Inc.
484,132	Second Lien Term Loan, 13.13%, 12/01/08 PIK (e)	319,184
553,932	Tranche A DIP, 12.75%, 09/16/09	454,224
396,400	Tranche B DIP, 15.25%, 09/16/09 (d)	354,065
	Penda Corp.
330,829	Term Loan, 9.93%, 05/03/10 (d) (e)	18,923

		1,146,396

Transportation — Land Transportation — 0.4%
	Gainey Corp.
963,205	Term Loan, 12.00%, 04/20/12 PIK (e)	104,354

Utility — 3.1%
	Entegra TC LLC
2,677,590	Third Lien Term Loan, 7.46%, 10/19/15 PIK	922,805

	Total Senior Loans (Cost $23,171,407)	13,727,012

Foreign Denominated Senior Loans (a) — 2.8%

Denmark EUR — 2.8%

	Danish Holdco A/S
3,318,750	Mezzanine Facility, 11.38%, 05/01/15 PIK	829,688

	Total Foreign Denominated Senior Loans (Cost $3,318,750)	829,688

Asset-Backed Securities (f) (g) — 1.1%
1,000,000	Cent CDO, Ltd.
	Series 2007-15A, Class C, 4.41%, 03/11/21	128,850
	Gulf Stream Sextant CLO, Ltd.
1,000,000	Series 2007-1A, Class D, 4.27%, 06/17/21	75,000
	Stanfield McLaren CLO, Ltd.
1,000,000	Series 2007-1A, Class B2L, 6.68%, 02/27/21	127,900

	Total Asset-Backed Securities (Cost $2,168,800)	331,750

Corporate Notes and Bonds — 26.2%

Broadcasting — 0.1%
1,000,000	Young Broadcasting, Inc.
	10.00%, 03/01/11 (h)	15,000

Cable/Wireless Video — 1.2%
2,000,000	CCH I LLC
	11.00%, 10/01/15	360,000

Energy — 4.4%
3,000,000	Energy XXI Gulf Coast, Inc.
	10.00%, 06/15/13	1,335,000

Financial — 3.0%
2,000,000	HUB International Holdings, Inc.
	10.25%, 06/15/15 (f)	892,500

Gaming/Leisure — 0.1%
	Tropicana Entertainment LLC Finance Corp.
2,250,000	9.63%, 12/15/14 (e) (h)	33,750

4 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of December 31, 2008	Highland Special Situations Fund

Principal Amount ($)		Value ($)
Healthcare — 15.0%
	Celtic Pharma Phinco B.V.
1,083,774	17.00%, 06/15/12 PIK	801,993
	Cinacalcet Royalty Sub LLC
742,869	8.00%, 03/30/17 (f)	794,869
	Molecular Insight Pharmaceuticals, Inc.
1,027,602	10.80%, 11/01/12 (g)	822,081
	Pharma X
1,038,750	15.50%, 03/30/17 PIK	768,675
	TCD PhaRMA
1,500,000	16.00%, 04/15/24 (f)	1,305,000

		4,492,618

Housing — 2.4%
	Realogy Corp.
2,000,000	10.50%, 04/15/14	355,000
2,678,000	12.38%, 04/15/15 (h)	374,920

		729,920

	Total Corporate Notes and Bonds (Cost $17,071,908)	7,858,788

Claims — 0.1%

Utility — 0.1%
2,400,000	Mirant Corp. (i)	24,000

	Total Claims (Cost $0)	24,000

Shares

Common Stocks — 23.4%

Broadcasting — 0.5%
	ICO Global Communications
138,632	Holdings, Ltd. (i)	156,654

Healthcare — 11.1%
1,000,000	Genesys Ltd. (d) (k)	1,451,000
38,990	Teva Pharmaceutical Industries Ltd., SP ADR (h)	1,659,804
4,700	WellPoint, Inc. (i)	198,011

		3,308,815

Housing — 6.3%
70,329	Trussway Industries, Inc. (c) (d) (i)	1,887,630

Retail — 0.0%
12,265,769	Home Interiors & Gifts, Inc. (d) (i)	—

Service — 5.5%
660,008	Safety-Kleen Systems, Inc. (i)	1,650,019

	Total Common Stocks (Cost $13,850,070)	7,003,118

Units		Value ($)
Warrants — 0.0%

Cable/Wireless Video — 0.0%
1,250	Grande Communications Holdings, Inc., expires 04/01/11 (i)	13

Wireless Communications — 0.0%
220,000	Clearwire Corp., expires 08/15/10 (i)	550

	Total Warrants (Cost $374,013)	563

Total Investments — 99.4%		29,774,919

(Cost of $59,954,948) (j)

Preferred Shares at Liquidation Value — (1.4)%		(411,000)

Other Assets & Liabilities, Net — 2.0%		595,274

Net Assets applicable to Common Shareholders — 100.0%		29,959,193

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. (Unless otherwise identified, all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. The rate shown represents the weighted average rate at December 31, 2008. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(b)	Senior loan assets have additional unfunded loan commitments. See Note 9.

(c)	Affiliated issuer. See Note 8.

(d)	Represents fair value as determined by the Fund’s Board of Trustees ( the “Board”) or its designee, in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate market value of $6,535,301, or 21.8% of net assets, were fair valued under the fair value procedures as of December 31, 2008.

(e)	The issuer is in default of its payment obligation. Income is not being accrued.

(f)	Security exempt from registration pursuant to Rule 144A under the 1933 Act. This security may only be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 2008, this security amounted to $3,324,119 or 11.1% of net assets.

(g)	Variable rate asset. The interest rate shown reflects the rate in effect at December 31, 2008.

(h)	Securities (or a portion of securities) on loan as of December 31, 2008. See Note 10.

(i)	Non-income producing security.

(j)	Cost for U.S. Federal income tax purposes is $59,954,948.

(k)	Investment in limited partnership.
See accompanying Notes to Financial Statements. | 5

INVESTMENT PORTFOLIO (continued)

As of December 31, 2008	Highland Special Situations Fund

PIK	Payment-in-Kind
ADR	American Depositary Receipt
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
EUR	Euro Currency
SP ADR	Sponsored American Depositary Receipt
Foreign Denominated Senior Loans
Industry Concentration Table:
(% of Total Net Assets)

Healthcare	2.8%

Total	2.8%

6 | See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2008	Highland Special Situations Fund

($)
Assets:
Investments:
Unaffiliated issuers, at value (cost $53,783,702)	25,063,606
Affiliated issuers, at value (cost $6,171,246)	4,711,313

Total investments, at value (cost $59,954,948)	29,774,919
Cash	8,474,627
Cash held as collateral for securities loaned (Note 10)	2,199,980
Receivable For:
Investments sold	5,085,376
Dividends and interest receivable	626,066
Other assets	54,881

Total assets	46,215,849

Liabilities:
Net discount and unrealized depreciation on unfunded transactions (Note 9)	228,984
Payable upon receipt of securities loaned (Note 10)	2,199,980
Payables For:
Distributions	13,100,017
Investment advisory fee payable (Note 4)	193,700
Trustees’ fees (Note 4)	3,289
Accrued expenses and other liabilities	119,686
Series P Preferred Shares ($1,000 net asset and liquidation value per share subject to an aggregate of 411 shares issued and outstanding) liquidation value	411,000

Total liabilities	16,256,656

Net Assets Applicable to Common Shares	29,959,193

Composition of Net Assets:
Par value of common shares (Note 1)	6,062
Paid-in capital in excess of par value of common shares	63,023,727
Undistributed net investment income	823,378
Accumulated net realized gain/(loss) on investments	(3,648,520)
Net unrealized appreciation/(depreciation) on investments and short positions	(30,245,454)

Net Assets Applicable to Common Shares	29,959,193

Common Shares:
Net assets	29,959,193
Shares outstanding (unlimited authorization)	6,062,358
Net asset value per share (net assets/shares outstanding)	4.94
See accompanying Notes to Financial Statements. | 7

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008	Highland Special Situations Fund

($)
Investment Income:
Interest from unaffiliated issuers	5,492,515
Interest from affiliated issuers (Note 8)	314,824
Dividends (net of foreign withholding tax of $1,520)	203,334
Securities lending income	80,399

Total investment income	6,091,072

Expenses:
Investment management fees (Note 4)	1,062,546
Fund administration fees	159,941
Transfer agent fees	15,592
Professional fees	204,996
Trustees’ fees (Note 4)	11,140
Custodian fees	9,342
Reports to shareholders	23,730
Other expenses	91,542

Net expenses	1,578,829

Net investment income	4,512,243

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments from unaffiliated issuers	6,117,500
Net change in unrealized appreciation/(depreciation) on investments	(51,180,538)
Net change in unrealized appreciation/(depreciation) on unfunded transactions	(65,424)

Net realized and unrealized gain/(loss) on investments	(45,128,462)

Declared Distributions to Preferred Shareholders:
From net investment income	(9,227)
From capital gains	(23,653)

Net decrease in net assets, applicable to common shareholders, from operations	(40,649,099)

8 | See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Highland Special Situations Fund

	Years Ended December 31,
	2008	2007
	($)	($)
Increase/(decrease) in Net Assets:

From Operations
Net investment income	4,512,243	2,032,088
Net realized gain/(loss) on investments from affiliated and non-affiliated issuers	6,117,500	1,081,702
Net change in unrealized appreciation/(depreciation) on investments and short positions	(51,245,962)	7,577,463
Distributions to preferred shareholders from net investment income, including change in accumulated declared distributions	(9,227)	(32,881)
Distributions to preferred shareholders from capital gains	(23,653)	—

Net change in net assets from operations	(40,649,099)	10,658,372

Distributions Declared to Common Shareholders
From net investment income	(3,676,350)	(2,175,782)
From return of capital	—	(51,703)
From capital gains	(9,423,650)	(722,596)

Total distributions declared to common shareholders	(13,100,000)	(2,950,081)

Share Transactions from Common Shares
Distributions reinvested	—	2,950,081

Net increase from share transactions from common shares	—	2,950,081

Total increase/(decrease) in net assets from common shares	(53,749,099)	10,658,372

Net Assets Applicable to Common Shares
Beginning of year	83,708,292	73,049,920

End of year (including underdistributed and overdistributed net investment income of $823,378 and $(3,287), respectively)	29,959,193	83,708,292

Changes in Common Shares
Issued for distributions reinvested	—	213,619

Net increase in common shares	—	213,619
See accompanying Notes to Financial Statements. | 9

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2008	Highland Special Situations Fund

($)
Cash Flows Provided by Operating Activities
Net investment income	4,512,243

Adjustments to Reconcile Net Investment Income to Net Cash and Foreign Currency Provided by Operating Activities
Purchase of investment securities	(74,092,027)
Proceeds from disposition of investment securities	80,462,343
Increase in receivable for investments sold	(5,064,583)
Decrease in receivable for securities loaned	5,745,213
Decrease in interest and fees receivable	227,135
Increase in other assets	(14,553)
Net amortization/(accretion) of premium/(discount)	(800,705)
Increase in discount on unfunded transactions	163,560
Decrease in payable upon receipt of securities loaned	(5,745,213)
Increase in payable for distributions to Common Shareholders	13,100,017
Decrease in payable for declared distributions to Preferred Shareholders	(32,881)
Decrease in payables to related parties	(1,001,581)
Increase in other expenses and liabilities	35,563

Net cash flow provided by operating activities	17,494,531

Cash Flows Used in Financing Activities
Distributions paid in cash	(13,100,000)
Declared distributions to Preferred Shareholders from net investment income	(9,227)
Declared distributions to Preferred Shareholders from capital gains	(23,653)

Net cash flow from financing activities	(13,132,880)

Net increase in cash	4,361,651

Cash and Foreign Currency
Beginning of the year	4,112,976
End of the year	8,474,627

10 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Highland Special Situations Fund
Selected data for a share outstanding throughout each period is as follows:

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
Common Shares Per Share Operating Performance:	2008	2007	2006	2005(a)

Net Asset Value, Beginning of Year	$13.81	$12.49	$10.65	$10.00

Income from Investment Operations:
Net investment income	0.74	0.35	0.66	0.38
Net realized and unrealized gain/(loss) on investments	(7.44)	1.48	1.84	0.83
Distributions from net investment income to preferred shareholders, including declared distributions	— (b)	(0.01)	(0.01)	—	(b)
Distributions from net realized gains to preferred shareholders	(0.01)	—	—	—

Total from investment operations, applicable to common shareholders	(6.71)	1.82	2.49	1.21
Less Distributions Declared to Common Shareholders:
From net investment income	(0.61)	(0.37)	(0.65)	(0.39)
From return of capital	—	(0.01)	—	(0.01)
From net realized gains	(1.55)	(0.12)	—	(0.16)

Total distributions declared to common shareholders	(2.16)	(0.50)	(0.65)	(0.56)

Net Asset Value, End of Year	$4.94	$13.81	$12.49	$10.65
Total return (c)	(48.58)%	14.61%	23.43%	12.08	%(d)

Ratios to Average Net Assets/Supplemental Data:

Common Share Information at End of Year:
Net assets, end of period (000’s)	$29,959	$83,708	$73,050	$59,194
Ratios based on net assets of common shares
Net expenses	2.23%	3.22%	6.00%	5.90%
Net investment income (e)	6.37%	2.55%	5.75%	6.48%

Common and Preferred Share Information at End of Year:
Ratios based on net assets of common and preferred shares
Net expenses	2.22%	3.21%	5.96%	5.85%
Net investment income	6.32%	2.50%	5.66%	6.37%
Portfolio turnover	113%	51%	73%	50	%(d)

Preferred Share Information at End of Year:
Aggregate amount outstanding, end of period (000’s)	$411	$411	$411	$411
Asset coverage per share (f)	$73,893	$204,670	$177,737	$145,024

(a)	Highland Special Situations Fund commenced investment operations on May 18, 2005.

(b)	Represents less than $0.005 per common share.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Not annualized.

(e)	Net investment income ratio does not reflect payment to preferred shareholders. The ratio reflecting such payment was 6.36%, 2.51%, 5.70% and 6.42% for the years ended December 31, 2008, December 31, 2007 and December 31, 2006 and the period ended December 31, 2005, respectively.

(f)	Asset coverage per share equals net assets of common shares plus the redemption value of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.
See accompanying Notes to Financial Statements. | 11

NOTES TO FINANCIAL STATEMENTS

December 31, 2008	Highland Special Situations Fund
Note 1. Organization and Operations
Highland Special Situations Fund (the “Fund”) is a Delaware statutory trust and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund commenced operations on May 18, 2005.
Investment Objective
The Fund seeks to achieve high total returns while minimizing losses.
Common Shares
The Fund may issue an unlimited number of common shares, par value $0.001 per share (the “Common Shares”). The Fund will continuously offer a single class, Class Z, only to investors that are both accredited investors and qualified clients on a private placement basis.
Preferred Shares
The Fund is authorized to issue up to 500 shares of Series P Preferred Shares (“Series P Shares”). Series P Shares pay cumulative preferential dividends of approximately 8% per year and are preferred as to liquidation value over the Common Shares. The purchase price for each Series P Shares is $1,000. The Series P Shares have a liquidation preference equal to $1,000 (the “Liquidation Preference”) plus any accumulated but unpaid dividends and will be redeemable at the option of the Fund in whole or part at any time in an amount equal to the Liquidation Preference plus accumulated and unpaid dividends thereon calculated as of the date of redemption. On or after the fifth anniversary of the commencement of the Fund’s operations, holders of Series P Shares have the right, on not less than 90 days prior written notice to the Fund, to sell such Series P Shares to the Fund at an amount equal to the Liquidation Preference plus accumulated and unpaid dividends. The right of the holders of Series P Shares to sell their shares to the Fund requires Series P Shares to be presented as a liability for financial reporting purposes. The Fund will not issue Series P Shares unless immediately thereafter the Series P Shares have asset coverage of at least 200%. As of December 31, 2008, there are 411 Series P Shares issued and outstanding.
The Fund is also authorized to issue one share of Series S Preferred Shares (“Special Share”). The Special Share will have a liquidation preference equal to $1,000 plus any accumulated and unpaid dividends and will be redeemable at the option of the Fund in whole or part at any time after the termination for any or no reason of the investment management agreement in accordance with the provisions thereof in an amount equal to the Liquidation Preference plus accumulated and unpaid dividends thereon calculated as of the date of redemption. The Fund will not issue Series P Shares or a Special Share (together, the “Preferred Shares”) unless immediately thereafter the Preferred Shares have an asset coverage of at least 200%. As of December 31, 2008, the Special Share had not been issued.
The Preferred Shares are senior to and have certain class-specific preferences over the Common Shares. Under the 1940 Act, the Preferred Shares must have the right to elect at least two Trustees at all times and a majority of the Trustees in the event of serious dividend arrearages. Preferred Shares also have certain class voting rights under the 1940 Act.
Note 2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
Use of Estimates
The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.
Fund Valuation
The net asset value of the Fund’s Common Shares is calculated as of the last business day of each month, in connection with each issuance of common shares by the Fund, as of each distribution date (after giving effect to the relevant declaration) and on such other dates as determined by the Fund’s Board of Trustees (the “Board” or “Trustees”), or its designee, in accordance with procedures approved by the Board. The net asset value is calculated by dividing the value of the Fund’s net assets attributable to Common Shares by the numbers of Common Shares outstanding.
Valuation of Investments
In computing the Fund’s net assets attributable to Common Shares, securities with readily available market quotations use those quotations for valuation. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or
12 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008	Highland Special Situations Fund
broker-dealer sources that Highland Capital Management, L.P. (the “Investment Adviser”) has determined generally has the capability to provide appropriate pricing services and is approved by the Fund’s Board.
Securities for which market quotations are not readily available, for which the Fund has determined the price received from a pricing service or broker-dealer is “stale” or otherwise do not represent fair value (including when events materially affect the value of securities that occur between the time when market price is determined and calculation of the Fund’s net asset value), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s net asset value will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their net asset values. Determination of fair value is uncertain because it involves subjective judgments and estimates not easily substantiated by auditing procedures.
There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at cost adjusted for amortization of premiums and accretion of discounts. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.
Adoption of Statement of Financial Accounting Standards No. 157 “Fair Value Measurement” (“FAS 157”):
In September 2006, the Financial Accounting Standards Board (“FASB”) issued FAS 157, “Fair Value Measurement,” which is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. FAS 157 defines how fair value should be determined for financial reporting purposes, establishes a framework for measuring fair value under GAAP, and requires additional disclosures about the use of fair value measurements in interim and annual periods subsequent to initial recognition, expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on net assets, but is not expected to result in any changes to the fair value measurements of the Fund’s investments. Adoption FAS 157 requires the Fund to assume that the portfolio investment is sold in a principal market to a market participant, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market.
The Fund has adopted FAS 157 as of January 1, 2008. The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. Based on this assessment, the adoption of FAS 157 did not have any material effect on the Fund’s net asset value. However, the adoption of FAS 157 does require the Fund to provide additional disclosures about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the reportable periods as contained in the Fund’s periodic filings. The levels of fair value inputs used to measure the Fund’s investments are characterized in accordance with the fair value hierarchy established by FAS 157. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s fair value measurement. The three levels of the fair value hierarchy established under FAS 157 are described below:
•	Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

•	Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

•	Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.
Annual Report | 13

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008	Highland Special Situations Fund
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets as of December 31, 2008 as follows:

Assets at Fair Value	Total	Level 1	Level 2	Level 3
Portfolio Investments	$29,774,919	$2,014,470	$7,123,977	$20,636,472

Cash and foreign currency	—	—	—	—

Total	$29,774,919	$2,014,470	$7,123,977	$20,636,472

The Fund did not have any liabilities that were measured at fair value on a recurring basis at December 31, 2008.
The tables below set forth a summary of changes in the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2008.

Assets at Fair Value using unobservable inputs (Level 3)	Portfolio Investments
Balance as of December 31, 2007	$11,582,666
Transfers in/(out) of Level 3	7,711,863
Net accretion/(amortization) of discount/(premium)	315,661
Net realized gains/(losses)	(1,173,362)
Net unrealized gains/(losses)	(20,484,019)
Net purchases and sales *	22,683,663

Balance as of December 31, 2008	$20,636,472

*	Includes any applicable borrowings and/or paydowns made on revolving credit facilities held in the Fund’s investment portfolio.
The net unrealized losses presented in the tables above relate to investments that are still held at December 31, 2008, and the Fund presents these unrealized losses on the Statement of Operations as net change in unrealized appreciation/(depreciation) on investments.
Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. As a result, for the year ended December 31, 2008, approximately $7,711,863 of the Fund’s portfolio investments were transferred from Level 2 to Level 3. Determination of fair values is uncertain because it involves subjective judgments and estimates not easily substantiated by auditing procedures.
New Accounting Pronouncements
In October 2008, FASB Staff Position No. 157-3 — Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active (“FSP 157-3”) was issued.
FSP 157-3 clarifies the application of FAS 157 in a market that is not active. More specifically, FSP 157-3 states that significant judgment should be applied to determine if observable data in a dislocated market represents forced liquidations or distressed sales and are not representative of fair value in an orderly transaction. FSP 157-3 also provides further guidance that the use of a reporting entity’s own assumptions when relevant observable inputs are not available, and guidance on the level of reliance of broker quotes or pricing services that do not reflect market transactions and are not binding offers. The guidance in FSP 157-3 is effective upon issuance for all financial statements that have not been issued and any changes in valuation techniques as a result of applying FSP 157-3 are accounted for as a change in accounting estimate. Since adopting FAS 157 in January 2008, the Fund’s approach for determining the fair value of its investments has been, and continues to be, consistent with the guidance set forth in FSP 157-3. As a result, the adoption of FSP 157-3 did not affect the Fund’s process for determining the fair value of its investments and does not have a material effect on the Fund’s financial position or results of operations.
14 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008	Highland Special Situations Fund
Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Foreign Currency
Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates between trade and settlement dates on security transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Short Sales
The Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. As of December 31, 2008, the Fund did not hold any short positions.
Income Recognition
Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.
U.S. Federal Income Tax Status
The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for its tax year, and as such will not be subject to U.S. federal income taxes.
In July 2006, FASB released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance on how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. FASB required adoption of FIN 48 for fiscal years beginning after December 15, 2006, and FIN 48 is to be applied to all open tax years as of the effective date. However, on December 22, 2006, the SEC delayed the required implementation date of FIN 48 for management investment companies until June 29, 2007. As of June 29, 2007, the Fund adopted FIN 48 for all subsequent reporting periods and management has determined that there is no material impact on the financial statements.
Distributions to Shareholders
Dividends and distributions from net investment income are distributed each year based on the criteria set forth below. Holders of Series P Shares are entitled to receive cumulative dividends in the amount of 8% per year of $1,000 for each Series P Share owned. Distributions to holders of Common Shares will consist of all net investment income remaining after the payment of dividends on the Series P Shares. Capital gain distributions, deemed capital gain distributions and ordinary income dividends will be allocated between the holders of Common Shares and Series P Shares in proportion to the total distributions paid during the taxable year. The Fund will not declare or pay any distribution with respect to Common Shares unless the Preferred Shares have asset coverage of at least 200% after deducting the amount of the dividend.
Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash and foreign currency amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash and foreign currency on hand at its custodian bank.
Additional Accounting Standards
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.
Annual Report | 15

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008	Highland Special Situations Fund
Note 3. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
For the year ended December 31, 2008, a permanent difference of $(1) and $1 were reclassified to undistributed net investment income and accumulated net realized gain/(loss) on investments, respectively, among the components of the Fund’s net assets.
The tax character of distributions paid during the years ended December 31, 2008 and 2007 were as follows:

Distributions paid from:	2008	2007
Ordinary income*	$3,685,577	$2,819,542
Long-term capital gains	9,447,303	111,718
Return of capital	—	51,703

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.
As of December 31, 2008, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

Accumulated
Capital	Undistributed	Undistributed
and Other	Ordinary	Long-Term	Net Unrealized
Losses	Income	Capital Gains	(Depreciation)
$(3,648,520)	$826,401	$—	$(30,245,454)
Unrealized appreciation and depreciation at December 31, 2008, based on cost of investments for U.S. federal income tax purposes and excluding any unrealized appreciation/(depreciation) from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

Unrealized appreciation	$751,058
Unrealized depreciation	(30,931,087)

Net unrealized depreciation	$(30,180,029)

Post October Losses
Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2008, the Fund intends to elect to defer net realized capital losses of $3,648,520 incurred from November 1, 2008 through December 31, 2008.
Note 4. Investment Management, Carried Interest, Trustee, and Other Fees
Management Fee
The Investment Adviser receives an investment management fee (the “Management Fee”) of 1.50% per year, calculated monthly and paid quarterly of the aggregate net asset value of the Fund (“Net Asset Value” or “NAV”). Net Asset Value shall mean the market value of all liquid securities at the time of valuation and the cost of any illiquid assets at the time of valuation. Assets are considered “illiquid” if the Investment Adviser reasonably determines, in accordance with procedures adopted by the Board, that (i) reliable market quotations are not readily available for such security, or (ii) although reliable quotations are readily available, the majority of such securities held by accounts managed by the Investment Adviser could not be sold or disposed of in the ordinary course of business (without taking into account any illiquidity or simular discounts) within fourteen trading days at approximately the price at which the security is valued by the Fund without significantly depressing the level of such market quotations. The limitation in (ii) above is not applicable if the inability to dispose of a majority of such securities within such period is due to the fact that the Investment Adviser is an affiliate of the issuer or possesses inside information regarding such issuer.
Carried Interest Fee
The Carried Interest will be paid as a fee pursuant to the Investment Management Agreement between the Fund and the Investment Adviser. The Carried Interest is an amount (payable annually) such that after receipt thereof the Investment Adviser will have received from the Fund 20% of the realized and unrealized cumulative total return of the Fund on its assets attributable to the Common Shares and the Special Share. The Carried Interest shall be payable as of December 31 of each year and shall be paid not later than completion of the audit of the Fund for such year. If there is positive return through any interim month in excess of the high watermark described below, the Fund will accrue an appropriate amount in respect of the earned Carried Interest potentially payable at the end of the year. If there is negative return in any calendar year, no Carried Interest will be paid until the negative return (as a percentage of average net assets attributable to the Common Shares and the Special Share, or, if less, as a percentage of such net assets at the time such negative return is experienced) has been recovered in full (“High Watermark Provision”). For the avoidance of doubt, all total return (positive or negative) will be determined in dollars (the percentage figure in connection with recoupment of negative return being utilized solely to calculate the dollar amount of negative return required to be
16 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008	Highland Special Situations Fund
recouped). For purposes of all Carried Interest calculations, illiquid assets (as defined for purposes of the Management Fee) will be valued at the lesser of cost or fair market value (as determined by the Investment Adviser in good faith).
Fees Paid to Officers and Trustees
Effective January 1, 2008, each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies and a business development company advised by the Investment Adviser as of the date of this annual report.
Prior to January 1, 2008, each Independent Trustee received an annual retainer of $10,000 from the Fund for services provided as Trustee of the Fund, and also received compensation from other portfolios in the Highland Fund Complex.
The Fund pays no compensation to its one interested Trustee or any of its officers, all of whom are employees of the Investment Adviser.
Note 5. Fund Information
For the year ended December 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $74,092,027 and $80,462,343, respectively.
Note 6. Periodic Repurchase Offers
The Fund may make quarterly repurchases at NAV of up to 20% of the outstanding Common Shares that have been held for at least twelve months (“Repurchase Offers”) at the option of the Board. During the year ended December 31, 2008, the Fund did not make a Repurchase Offer.
Note 7. Senior Loan Participation Commitments
The Fund may invest its assets (plus any borrowings for investment purposes) in adjustable rate senior loans (“Senior Loans”) the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates to domestic or foreign corporations, partnerships and other entities (“Borrowers”). If the lead lender in a lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, and the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest.
When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation (the “Selling Participant”), not with the Borrower directly. As such, the Fund assumes the credit risk of the Borrower, and the Selling Participant or other persons interpositioned between the Fund and the Borrower. The ability of Borrowers to meet their obligations may be affected by economic developments in a specific industry. At December 31, 2008, there were no Senior Loans purchased by the Fund on a participation basis.
Note 8. Transactions in Securities of Affiliated Issuers
Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock. The Fund held at least five percent of the outstanding voting stock of the following companies during the year ended December 31, 2008:

		Principal
		Amount
	Shares at	at	Market Value
	December 31,	December 31,	December 31,	December 31
	2008	2008	2007	2008
Trussway Industries, Inc.	70,329	$—	$6,259,281	$1,887,630
Trussway Industries, Inc.	—	4,528,036	4,575,860	2,823,683

	70,329	$4,528,036	$10,835,141	$4,711,313

Note 9. Unfunded Loan Commitments
As of December 31, 2008, the Fund had unfunded loan commitments of $1,090,400 which could be extended at the option of the Borrower, pursuant to loan agreements with the following borrowers:

Unfunded
Loan
Borrower	Commitment
Tronox Worldwide, LLC	$1,090,400
Unfunded loan commitments are marked to market on the relevant day of valuation in accordance with the Fund’s valuation policies. Any applicable unrealized gain/(loss) and unrealized appreciation/(depreciation) on unfunded loan commitments are recorded on the Statement of Assets and Liabilities and the Statement of Operations, respectively. As of December 31, 2008, the Fund recognized net discount and unrealized depreciation on unfunded transactions of $228,984. The net change in unrealized depreciation on unfunded transactions of $65,424 is recorded in the Statement of Operations.
Note 10. Securities Loans
The Fund may make secured loans of its portfolio securities

Annual Report | 17

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008	Highland Special Situations Fund
amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the bid value of the securities subject to the loan. The borrower pays to the Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. As of December 31, 2008, the market value, as defined by FAS 157, of securities loaned by the Fund was $2,065,009. The loaned securities were secured with cash collateral of $2,199,980, which was invested in the BlackRock Institutional Money Market Trust.
Note 11. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Note 12. Disclosure of Significant Risks and Contingencies
Concentration Risk
The Fund may focus its investments in instruments of only a few companies. The concentration of the Fund’s portfolio in any one obligor would subject the Fund to a greater degree of risk with respect to defaults by such obligor, and the concentration of the portfolio in any one industry would subject the Fund to a greater degree of risk with respect to economic downturns relating to such industry.
Non-Payment Risk
Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Fund.
Credit Risk
Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/ or interest payments. Investments in high yield Senior Loans may result in greater net asset value fluctuation than if the Fund did not make such investments.
Illiquidity of Investments Risk
The investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability.
Troubled, Distressed or Bankrupt Companies Risk
The Fund invests in companies that are troubled, in distress, or bankrupt. As such, they are subject to a multitude of legal, industry, market, environment and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants, and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible or that the resulting analysis will produce accurate conclusions.
Carried Interest Risk
The Carried Interest may create an incentive for the Investment Adviser or its affiliates to make investments that are risky or more speculative than would otherwise be the case. The way in which the amount of the Carried Interest is determined may encourage the Investment Adviser to use leverage to increase the return on the Fund’s investments. If the Investment Adviser acquires poorly performing assets with such leverage, the loss to the Fund could be substantial. Finally, because a portion of the Carried Interest is likely to reflect interest and dividend income and is calculated on an accrual basis regardless of whether the Fund has received a cash payment, the Investment Adviser might have an incentive to invest in zero coupon or deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn Carried Interest even when the issuer would not be able to make cash payments on such securities. The foregoing risks could be increased because the Investment Adviser is not obligated to reimburse the Fund for any Carried Interest received even if the Fund subsequently incurs losses or never receives in cash income that was previously accrued.
Leverage Risk
The Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the
18 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008	Highland Special Situations Fund
extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.
Currency Risk
A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
Foreign Securities Risk
Investments in foreign securities involve certain factors not typically associated with investing in U.S. securities, such as risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar (the currency in which the books of the Fund are maintained) and the various foreign currencies in which the Fund’s portfolio securities will be denominated and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and foreign securities markets, including the absence of uniform accounting, auditing and financial reporting standards and practices and disclosure requirements, and less government supervision and regulation; (iii) political, social or economic instability; and (iv) the extension of credit, especially in the case of sovereign debt.
Short Selling Risk
Short sales by the Fund that are not made where there is an offsetting long position in the asset that is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.
Significant Shareholders
At December 31, 2008, two shareholders (“significant shareholders”) owned 88.1% of the net assets applicable to Common Shares. The Fund will not accept any other subscription for Common Shares without the consent of the Board of Trustees and the written consent of the significant shareholders.
Annual Report | 19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of Highland Special Situations Fund:
In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Highland Special Situations Fund (the “Fund”) at December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets and cash flows and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments at December 31, 2008 by correspondence with the custodian and the banks with whom the Fund owns assignments and participations in loans, provides a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Dallas, Texas
February 25, 2009
20 | Annual Report

ADDITIONAL INFORMATION (unaudited)

December 31, 2008	Highland Special Situations Fund
Tax Information
During the year ended December 31, 2008, the Fund declared long-term capital gains of $9,447,303.
Additional Portfolio Information
The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.
Approval of Investment Management Agreement
The Fund has retained the Investment Adviser to manage its assets pursuant to an Amended Investment Management Agreement with the Investment Adviser (the “Management Agreement”), which has been approved by the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”).
Following an initial term of two years, the Management Agreement continues in effect from year-to-year provided such continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Fund, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.
At a meeting held on December 18-19, 2008, the Board, as requested through Fund counsel and the Independent Trustees’ independent legal counsel, received from the Investment Adviser written and oral information, including: (1) information confirming the financial soundness of the Investment Adviser; (2) information on the advisory and compliance personnel of the Investment Adviser, including compensation arrangements; (3) information on the internal compliance procedures of the Investment Adviser; (4) comparative information showing (i) the fees payable under the Management Agreement versus the investment advisory fees of (a) certain registered investment companies and business development companies that follow investment strategies similar to those of the Fund and (b) a private pooled investment vehicle managed by the Investment Adviser, (ii) the Fund’s expense ratio versus other registered investment companies and business development companies that follow investment strategies similar to those of the Fund, (iii) the Fund’s performance versus (a) a private pooled investment vehicle managed by the Investment Adviser and (b) certain indices and (iv) the Fund’s profitability versus a private pooled investment vehicle managed by the Investment Adviser; (5) information regarding brokerage and portfolio transactions; and (6) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser. The Trustees reviewed and considered various factors discussed in the legal memorandum from the Independent Trustees’ independent legal counsel, the detailed information provided by the Investment Adviser and other relevant information and factors.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. The fee arrangements for the Fund and other funds managed by the Investment Adviser are the result of review and discussion between the independent Trustees and the Investment Adviser since the Fund’s inception. Certain aspects of such arrangements may receive greater scrutiny in some years than in others, and the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
The nature, extent, and quality of the services provided by the Investment Adviser
The Trustees considered the portfolio management services provided by the Investment Adviser and the activities related to portfolio management, including use of technology, research capabilities and investment management staff. They discussed the experience and qualifications of the personnel providing advisory services, including the background and experience of the members of the portfolio management team. The Trustees reviewed the management structure,
Annual Report | 21

ADDITIONAL INFORMATION (unaudited) (continued)

Approval of Investment Advisory Agreement	Highland Special Situations Fund
assets under management and investment philosophies and processes of the Investment Adviser. They also reviewed and discussed the Investment Adviser’s compliance policies and procedures. The Trustees concluded that the Investment Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Management Agreement and that the nature and quality of such advisory services are satisfactory.
The Investment Adviser’s historical performance in managing the Fund
The Trustees reviewed the Investment Adviser’s historical performance in managing the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at their meetings throughout the year. The Trustees discussed relative performance and contrasted the Fund’s performance versus that of Highland Crusader Fund, L.P. (“Crusader Fund”), a private pooled investment vehicle managed by the Investment Adviser, the Credit Suisse/Tremont Hedge Fund Distressed Index, the Credit Suisse Distressed Leveraged Loan Index, the Credit Suisse Leveraged Loan Index and the S&P 500 Index. After reviewing these and related factors, the Trustees concluded that they were satisfied with the Investment Adviser’s responses and efforts relating to performance.
The costs of the services to be provided by the Investment Adviser and the profits realized by the Investment Adviser and its affiliates from the relationship with the Fund
The Trustees also gave substantial consideration to the fees payable under the Management Agreement, including: (1) the annual fee as a portion of the Net Asset Value of the Fund under the Management Agreement; (2) the expenses the Investment Adviser incurs in providing advisory services; (3) the profitability of the Fund as compared to the profitability of Crusader Fund; and (4) a comparison of the fees payable to the Investment Adviser under the Management Agreement to fees payable to (i) other investment advisers serving other registered investment companies and business development companies that follow investment strategies similar to those of the Fund and (ii) the Investment Adviser by Crusader Fund. After reviewing these and related factors, the Trustees determined that the fees payable to the Investment Adviser under the Advisory Agreement represent reasonable compensation in light of the services being provided by the Investment Adviser to the Fund.
The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders
The Trustees considered the asset level of the Fund, the information provided by the Investment Adviser relating to its costs and information comparing the fee rate charged by the Investment Adviser with fee rates charged by other unaffiliated investment advisers to their clients. The Trustees also considered that, due to its nature as a closed-end fund and the limitations on additional shareholders imposed by the Fund’s organizational documents, the Fund’s asset level is not expected to increase significantly as a result of new capital contributions. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, through a merger, rights offering, material increase in the market value of the Fund’s portfolio securities or otherwise. The Trustees considered whether breakpoints in the fee under the Advisory Agreement would be appropriate in light of the Fund’s assets and current fee structure and determined not to recommend any breakpoints for the Fund at this time.
Following a further discussion of the factors deemed material, including those described above, and the merits of the Advisory Agreement and its various provisions, the Board of Trustees, including all of the Independent Trustees, determined that the Advisory Agreement, including the advisory fee paid to the Investment Adviser under the Advisory Agreement, is fair and reasonable to the Fund and approved the continuation, for a period of one year commencing December 31, 2008, of the Advisory Agreement.
22 | Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2008	Highland Special Situations Fund
Trustees and Officers
The Board of Trustees provides oversight over the operations and affairs of the Fund and protects the interests of shareholders. The Board of Trustees has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The names and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management, L.P., NexBank Tower, 13455 Noel Road, Suite 800, Dallas, TX 75240.

				Number of
				Portfolios
				in Highland	Other
		Term of Office	Principal	Complex	Directorships/
	Position(s)	and Length of	Occupation(s)	Overseen	Trusteeships
Name and Age	with Fund	Time Served	During Past Five Years	by Trustee[1]	Held
INDEPENDENT TRUSTEES

Timothy K. Hui (Age 60)	Trustee	Indefinite Term; Trustee since 2005	Vice President since February 2008, Dean of Educational Resources from July 2006 to January 2008, Assistant Provost for Graduate Education from July 2004 to June 2006, and Assistant Provost for Educational Resources, July 2001 to June 2004 at Philadelphia Biblical University.	9	None

Scott F. Kavanaugh (Age 47)	Trustee	Indefinite Term; Trustee since 2005	Vice-Chairman, President and Chief Operating Officer at Keller Financial Group since September 2007; Chairman and Chief Executive Officer at First Foundation Bank since September 2007; Private investor since February 2004; Sales Representative at Round Hill Securities from March 2003 to January 2004; Executive at Provident Funding Mortgage Corporation from February 2003 to July 2003; Executive Vice President, Director and Treasurer at Commercial Capital Bank from January 2000 to February 2003; Managing Principal and Chief Operating Officer at Financial Institutional Partners Mortgage Company and Managing Principal and President of Financial Institutional Partners, LLC (an investment Banking firm) from April 1998 to February 2003.	9	None

James F. Leary (Age 78)	Trustee	Indefinite Term; Trustee since 2005	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm), since January 1999.	9	Board Member of Capstone Group of Funds (7 portfolios)

Bryan A. Ward (Age 53)	Trustee	Indefinite Term; Trustee since 2005	Senior Manager, Accenture, LLP (a consultant firm) since January 2002.	9	None
Annual Report | 23

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2008	Highland Special Situations Fund
Trustees and Officers (continued)

Number of
Portfolios
				in Highland	Other
		Term of Office	Principal	Complex	Directorships/
	Position(s)	and Length of	Occupation(s)	Overseen	Trusteeships
Name and Age	with Fund	Time Served	During Past Five Years	by Trustee[1]	Held
INTERESTED TRUSTEE

R. Joseph Dougherty [2] (Age 38)	Trustee and Chairman of the Board	Indefinite Term; Trustee and Chairman of the Board since 2005	Team Leader of the Adviser since 2000, Director /Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008; Senior Vice President of Highland Distressed Opportunities, Inc. since September 2006; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.	9	None

OFFICERS

R. Joseph Dougherty (Age 38)	Chairman of The Board, President and Chief Executive Officer	Indefinite Term; President and Chief Executive Officer since December 2008	Team Leader of the Investment Adviser since 2000, Director/Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008; Senior Vice President of Highland Distressed Opportunities, Inc. since September 2006; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.

Brad Borud (Age 37)	Executive Vice President	Indefinite Term; Executive Vice President since December 2008	Senior Trader and Chief Investment Officer — Retail Products of the Adviser since April 2008 and Executive Vice President of the funds in the Highland Complex since December 2008; Senior Trader and Co- Director of Portfolio Management of the Adviser from 2003 to March 2008.

M. Jason Blackburn (Age 32)	Treasurer (Principal Accounting Officer) and Secretary	Indefinite Term; Treasurer and Secretary since 2005	Assistant Controller of the Investment Adviser since November 2001 and Treasurer and Secretary of the funds in the Highland Fund Complex.

Michael Colvin (Age 39)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since July 2007	General Counsel and Chief Compliance Officer of the Investment Adviser since June 2007 and Chief Compliance Officer of the funds in the Highland Fund Complex since July 2007; Shareholder in the Corporate and Securities Group at Greenberg Traurig, LLP, from January 2007 to June 2007; Partner from January 2003 to January 2007 in the Private Equity Practice Group at Weil, Gotshal & Manges, LLP.

1	The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser as of the date of this Annual Report. In addition, each of the Trustees oversees Highland Distressed Opportunities, Inc., a closed-end company that has filed an election to be regulated as a business development company under the 1940 Act.

2	Mr. Dougherty is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with the Investment Adviser.
24 | Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT
Investment Adviser
Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, TX 75240
Transfer Agent
PNC Global Investment Servicing (U.S.) Inc.
101 Sabin Street
Pawtucket, RI 02860
Custodian
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
2001 Ross Avenue, Suite 1800
Dallas, TX 75201
Fund Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02110
This report has been prepared for shareholders of Highland Special Situations Fund (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 and additional reports will be sent to you.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting record for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the SEC’s website at http://www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Annual Report | 25

Highland Special Situations Fund	Annual Report, December 31, 2008

P.O. Box 9840
Providence, RI 02940-8040
www.highlandfunds.com

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The registrant’s code of ethics is incorporated by reference to Exhibit (a)(1) to the registrant’s Form N CSR filed with the Securities and Exchange Commission on March 3, 2006 (Accession No. 0000935069-06-000673).
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s board of trustees has determined that James Leary is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $40,000 for 2007 and $50,000 for 2008.
Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $7,000 for 2007 and $8,500 for 2008. The nature of the services related to agreed-upon procedures, performed on the Fund’s semi-annual financial statements.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,150 for 2007 and $6,250 for 2008. The nature of the services related to assistance on the Fund’s tax returns and excise tax calculations.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2007 and $0 for 2008.
(e) (1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
The Audit Committee shall:
(a)	have direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)	review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to the Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)	consider whether the independent auditors’ provision of any non-audit services to the Fund, the Fund’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.
(e) (2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) 100%
(c) 100%
(d) N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,779,070 for 2007 and $787,000 for 2008.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Proxy Voting Policies are attached herewith.
HIGHLAND CAPITAL MANAGEMENT, L.P.
PROXY VOTING POLICY
1. Application; General Principles
     1.1. This proxy voting policy (the “Policy”) applies to securities held in Client accounts as to which the above-captioned investment adviser (the “Company”) has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.
     1.2. The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.

2. Voting; Procedures
     2.1. Monitoring. A settlement designee of the Company shall have responsibility for monitoring portfolios managed by the Company for securities subject to a proxy vote. Upon the receipt of a proxy notice related to a security held in a portfolio managed by the Company, the settlement designee shall forward all relevant information to the portfolio manager(s) with responsibility for the security.
     2.2. Voting.
     2.2.1. Upon receipt of notice from the settlement designee, the portfolio manager(s) with responsibility for purchasing the security subject to a proxy vote shall evaluate the subject matter of the proxy and cause the proxy to be voted on behalf of the Client. In determining how to vote a particular proxy, the portfolio manager(s) shall consider, among other things, the interests of each Client account as it relates to the subject matter of the proxy, any potential conflict of interest the Company may have in voting the proxy on behalf of the Client and the procedures set forth in this Policy.
     2.2.2. If a proxy relates to a security held in a registered investment company or business development company (“Retail Fund”) portfolio, the portfolio manager(s) shall notify the Compliance Department and a designee from the Retail Funds group. Proxies for securities held in the Retail Funds will be voted by the designee from the Retail Funds group in a manner consistent with the best interests of the applicable Retail Fund and a record of each vote will be reported to the Retail Fund’s Board of Directors in accordance with the procedures set forth in Section 4 of this Policy.
     2.3. Conflicts of Interest. If the portfolio manager(s) determine that the Company may have a potential material conflict of interest (as defined in Section 3 of this Policy) in voting a particular proxy, the portfolio manager(s) shall contact the Company’s Compliance Department prior to causing the proxy to be voted.
     2.3.1. For a security held by a Retail Fund, the Company shall disclose the conflict and the determination of the manner in which it proposes to vote to the Retail Fund’s Board of Directors. The Company’s determination shall take into account only the interests of the Retail Fund, and the Compliance Department shall document the basis for the decision and furnish the documentation to the Board of Directors.
     2.3.2. For a security held by an unregistered investment company, such as a hedge fund and structured products (“Non-Retail Funds”), where a material conflict of interest has been identified the Company may resolve the conflict by following the recommendation of a disinterested third party or by abstaining from voting.
     2.4. Non-Votes. The Company may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.
     2.5. Recordkeeping. Following the submission of a proxy vote, the applicable portfolio manager(s) shall submit a report of the vote to a settlement designee of the Company. Records of proxy votes by the Company shall be maintained in accordance with Section 4 of this Policy.
     2.6. Certification. On a quarterly basis, each portfolio manager shall certify to the Compliance Department that they have complied with this Policy in connection with proxy votes during the period.

3. Conflicts of Interest
     3.1. Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:
     3.1.1. The issuer is a Client of the Company accounting for more than 5% of the Company’s annual revenues.
     3.1.2. The issuer is an entity that reasonably could be expected to pay the Company more than $1 million through the end of the Company’s next two full fiscal years.
     3.1.3. The issuer is an entity in which a “Covered Person” (as defined in the Retail Funds’ and the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (each, a “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.
     3.1.4. The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.
     3.1.5. The matter under consideration could reasonably be expected to result in a material financial benefit to the Company through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Retail Fund advised by the Company or an affiliate).
     3.1.6. Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.
     3.1.7. The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.
     3.1.8. Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.
     3.2. Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:
     3.2.1. The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.
     3.2.2. The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

[1]	For the purposes of this Policy, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.

4. Recordkeeping and Retention
     4.1. The Company shall retain records relating to the voting of proxies, including:
     4.1.1. Copies of this Policy and any amendments thereto.
     4.1.2. A copy of each proxy statement that the Company receives regarding Client securities.
     4.1.3. Records of each vote cast by the Company on behalf of Clients.
     4.1.4. A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.
     4.1.5. A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.
     4.2. These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.
     4.3. The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by a third party, such as a proxy voting service (provided the Company had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).
     4.4. Records relating to the voting of proxies for securities held by the Retail Funds will be reported periodically to the Retail Funds’ Boards of Directors and, with respect to Retail Funds other than business development companies, to the SEC on an annual basis pursuant to Form N-PX.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members
     The Fund’s portfolio is managed by a portfolio management team. As of the date of this filing, the members of the team who are primarily responsible for the day-to-day management of the Fund’s portfolio are Brad Borud and Greg Stuecheli.
     Brad Borud – Mr. Borud is a Partner, Senior Trader and Chief Investment Officer–Retail Products at Highland. Prior to his current duties, Mr. Borud served as a Senior Trader and Co-Director of Portfolio Management for Highland from 2003 to 2008, as a Portfolio Manager and Team Leader from 2001 to 2003, as a Portfolio Manager from 1998 to 2001, and as a Portfolio Analyst from 1996 to 1998. As a Portfolio Manager, Mr. Borud covered a wide range of industries, including wireline telecommunications, wireless telecommunications, telecommunication equipment manufacturers, multi-channel video and media. Prior to joining Highland in November 1996, Mr. Borud worked as a Global Finance Analyst in the Corporate Finance Group at NationsBank from 1995 to 1996 where he was involved in the originating, structuring, modeling and credit analysis of leveraged transactions for large corporate accounts in the Southwest region of the United States. In 1994, Mr. Borud served at Conseco Capital Management as an Analyst Intern in the Fixed Income Research Department, following the transportation and energy sectors. Mr. Borud has a BS in Business Finance from Indiana University.
     Greg Stuecheli – Mr. Stuecheli is a Senior Portfolio Manager at Highland. Prior to his current duties, Mr. Stuecheli was a Portfolio Manager for Highland covering distressed and special situation credit and equity investments. Prior to joining Highland in June 2002, Mr. Stuecheli served as an analyst for Gryphon Management Partners, LP from 2000 to 2002, where his primary responsibilities included researching long and short investment ideas. In 1999, Mr. Stuecheli was a Summer Associate at Hicks, Muse, Tate & Furst, and from 1995 to 1998, Mr. Stuecheli worked as a chemical engineer at Jacobs Engineering Group and Cytec Industries. Mr. Stuecheli received an MBA from Southern Methodist University and a BS in Chemical Engineering from Rensselaer Polytechnic Institute. He has earned the right to use the Chartered Financial Analyst designation.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest
     Other Accounts Managed by Portfolio Manager(s) or Management Team Member
     The following tables provide information about funds and accounts, other than the Fund, for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2008.
Brad Borud

			# of Accounts	Total Assets with
	Total		Managed with	Performance-Based
	# of Accounts	Total Assets	Performance-Based	Advisory Fee
Type of Accounts	Managed	(millions)	Advisory Fee	(millions)
Registered Investment Companies:	13	$3,551	1	$76.3
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0
Greg Stuecheli

			# of Accounts	Total Assets with
	Total		Managed with	Performance-Based
	# of Accounts	Total Assets	Performance-Based	Advisory Fee
Type of Accounts	Managed	(millions)	Advisory Fee	(millions)
Registered Investment Companies:	1	$76.3	1	$76.3
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0
     Potential Conflicts of Interests
     Highland and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Fund. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Fund’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.
     The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Fund, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.
     The Adviser, its affiliates or their partners, directors, officers and employees similarly serve or may serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients.
     While the Adviser does not believe there will be frequent conflicts of interest, if any, the Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.
(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members
     Highland’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio managers’ underlying accounts, and the pre-tax relative performance of the portfolio managers’ underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Highland, such as its “Short-Term Incentive Plan” and its “Long-Term Incentive Plan,” described below.
     Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with Highland, which may include the amount of assets supervised and other management roles within Highland. Base compensation is determined by taking into account current industry norms and market data to ensure that Highland pays a competitive base compensation.
     Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market, as well as participation in incentive plans, including one or more of the following:
Short-Term Incentive Plan. The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly-compensated employees of Highland in order to promote the success of Highland.
Long Term Incentive Plan. The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of Highland.
     Because each person’s compensation is based on his or her individual performance, Highland does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with Highland.
(a)(4) Disclosure of Securities Ownership
     The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Fund as of December 31, 2008.

Dollar Ranges of Equity Securities Beneficially Owned by
Name of Portfolio Manager	Portfolio Manager
Brad Borud	$0
Greg Stuecheli	$0
(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a) (1)	The registrant’s code of ethics is incorporated by reference to Exhibit (a)(1) to the registrant’s Form N-CSR filed with the Securities and Exchange Commission on March 3, 2006 (Accession No. 0000935069-06-000673).

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a) (3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Highland Special Situations Fund

By (Signature and Title)*	/s/ James D. Dondero
James D. Dondero, President
(principal executive officer)
Date            March 6, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James D. Dondero
James D. Dondero, President
(principal executive officer)
Date            March 6, 2009

By (Signature and Title)*	/s/ M. Jason Blackburn
M. Jason Blackburn, Secretary and Treasurer
(principal financial officer)
Date            March 6, 2009

* Print the name and title of each signing officer under his or her signature.